                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  FEBRUARY 24, 1998

Date of Earliest Event Reported:  FEBRUARY 23, 1998



                               DEPARTMENT 56, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-11908           13-3684956
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization       File Number)     Identification No.)



      ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN  55344
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (612) 944-5600


                                   PAGE 1 OF 8
                             Exhibit Index on Page 4

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ITEM 5.   OTHER EVENTS.

          A copy of the Press Release dated February 23, 1998, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)    Exhibits.

                 99.1   Press Release, dated February 23, 1998.


                                   PAGE 2 OF 8
                             Exhibit Index on Page 4


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 24, 1998


                                        DEPARTMENT 56, INC.


                                        /s/David H. Weiser
                                        ---------------------------------------
                                        David H. Weiser
                                        Senior Vice President and Secretary


                                   PAGE 3 OF 8
                             Exhibit Index on Page 4

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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION                                  PAGE
99.1                Press Release, dated February 23, 1998         5


                                   PAGE 4 OF 8
                             Exhibit Index on Page 4

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                                    [LOGO]

                                   Investor Contacts:   Mark Kennedy/Tim Schugel
                                                       Telephone: (612) 944-5600

                       DEPARTMENT 56 REPORTS 1997 EARNINGS
                          YEAR-TO-DATE ORDERS 8% HIGHER

February 23, 1998 - Eden Prairie, MN - Department 56, Inc. (NYSE: DFS) today reported revenue and earnings for the fourth quarter and twelve months ended January 3, 1998. For the quarter, revenue was $53.6 million, compared to $34.3 million in the prior year. Net income, excluding a gain on sale of an aircraft, was $6.8 million or $0.34 per share, compared to $4.2 million or $0.19 per share in the prior year, assuming dilution.

For the year, revenue was $219.5 million, compared to $228.8 million in the prior year. Net income, excluding the recovery of import duties and the gain on the sale of an aircraft, was $40.8 million or $1.95 per share, compared to $45.7 million or $2.10 per share in the prior year, assuming dilution.

"We are pleased with these results given the need at the beginning of the year to further address retail inventories," said Susan Engel, Chairwoman and CEO of Department 56. "Data collected from a broad spectrum of dealers indicated a reduction in average retail inventory level in 1997, which was both significant and more substantial than in 1996."

"Last year we said we believed the decline in orders represented a pause in wholesale growth," said Engel. "Today's growth in wholesale orders confirms that belief. "Dealer orders through February 14 were 8% higher than the comparable period in the prior year. Year-to-date Village orders were 8% ahead of the comparable period in the prior year, while year-to-date orders for general giftware were tracking 5% ahead. At the end of the year, backlog stood at $4.6 million compared to $7.2 million at the end of the prior year, reflecting lower Easter orders.

"This order pattern is consistent with dealer feedback indicating that retail sales for our collectible products grew in 1997," said Engel. "Dealers cited new collectors, continuing collector interest, and more marketing support as key reasons for their growth. Dealers expect retail sales to increase again in 1998."

The company repurchased 1.1 million shares in the fourth quarter, completing the
1.5 million share repurchase authorization announced in December 1996, and using
0.7 million shares under the 1.5 million authorization announced in October 1997. The company repurchased a total of 2.2 million shares in 1997 at an average price of $25 per share.

Department 56, Inc. is a leading designer, importer and distributor of fine quality collectibles and other specialty giftware products sold through gift and home accessory retailers. The Company is best known for its series of collectible, handcrafted lit ceramic and porcelain houses, buildings and related accessories in The Original Snow Village Collection and The Heritage Village Collection. In addition, Department 56, Inc. offers an extensive line of holiday and home decorative products, including its Snowbabies collectible porcelain and pewter hand-painted figurines, Christmas decorative products and other giftware items.

NOTES CONCERNING FORWARD LOOKING STATEMENTS:

ANY CONCLUSIONS OR EXPECTATIONS DRAWN FROM THE STATEMENTS IN THIS PRESS RELEASE CONCERNING MATTERS THAT ARE NOT HISTORICAL CORPORATE FINANCIAL RESULTS ARE "FORWARD-LOOKING STATEMENTS" THAT INVOLVE RISKS AND UNCERTAINTIES. DEALER ORDERS ARE PRINCIPALLY DEPENDENT ON THE AMOUNT, QUALITY AND MARKET ACCEPTANCE OF THE NEW PRODUCT INTRODUCTIONS AND RETAILER DEMAND. DEALER ORDER PATTERNS HAVE HISTORICALLY VARIED IN NUMBER, MIX AND TIMING, AND THERE CAN BE NO ASSURANCE THAT THE ORDER TREND EXPERIENCE YEAR-TO-DATE WILL CONTINUE. MOREOVER, THE STATEMENTS IN THIS PRESS RELEASE CONCERNING RETAIL INVENTORY LEVELS, CONSUMER DEMAND, AND DEALER EXPECTATIONS ARE BASED ON STATISTICAL RESEARCH CONDUCTED BY OR FOR THE COMPANY, AND ASSUME THAT SUCH FINDINGS ARE CORRECT AND REPRESENTATIVE OF MARKET CONDITIONS AS A WHOLE.

OTHER FACTORS, INCLUDING PRODUCT DEVELOPMENT EFFORTS, COMPLETION OF THIRD PARTY PRODUCT MANUFACTURING, DEALER REORDERS AND ORDER CANCELLATIONS, CONTROL OF OPERATING EXPENSES, CORPORATE CASH FLOW APPLICATION, AND INDUSTRY, GENERAL ECONOMIC, REGULATORY AND INTERNATIONAL TRADE CONDITIONS, CAN SIGNIFICANTLY IMPACT THE COMPANY'S SALES AND EARNINGS. ACTUAL RESULTS MAY VARY MATERIALLY FROM FORWARD-LOOKING STATEMENTS AND THE ASSUMPTIONS ON WHICH THEY ARE BASED. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR PUBLISH IN THE FUTURE ANY FORWARD-LOOKING STATEMENTS.

                           # Financial Tables follow #

                               DEPARTMENT 56, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                              ASSETS
                                                                 January 3,        December 28,
                                                                     1998                1996
                                                                 ----------         -----------
CURRENT ASSETS
   Cash and cash equivalents                                     $   37,361         $    46,405
   Accounts receivable, net                                          23,004              35,603
   Inventories                                                       18,070              20,526
   Other current assets                                               9,311               6,769
                                                                 ----------         -----------
        Total current assets                                         87,746             109,303

PROPERTY AND EQUIPMENT, net                                          12,753              12,318
GOODWILL AND TRADEMARKS, net                                        159,042             163,618
OTHER ASSETS                                                            154                 494
                                                                 ----------         -----------
                                                                 $  259,695         $   285,733
                                                                 ----------         -----------
                                                                 ----------         -----------

                                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current portion of long-term debt                             $   20,000         $    20,000
   Accounts payable                                                   9,973               7,618
   Other current liabilities                                         16,916              13,688
                                                                 ----------         -----------
        Total current liabilities                                    46,889              41,306

DEFERRED TAXES                                                        6,151               7,670
LONG-TERM DEBT                                                       20,000              40,000
STOCKHOLDERS' EQUITY                                                186,655             196,757
                                                                 ----------         -----------
                                                                 $  259,695         $   285,733
                                                                 ----------         -----------
                                                                 ----------         -----------


                               DEPARTMENT 56, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                     Quarter Ended                53 Weeks     52 Weeks
                                                                 -------------------------         Ended         Ended
                                                                 January 3,   December 28,       January 3,   December 28,
                                                                     1998         1996               1998         1996
                                                                 ----------   ------------       ----------   ------------
NET SALES                                                        $   53,601   $   34,292         $  219,496   $  228,775
COST OF SALES                                                        24,380       13,631             94,040       95,190
                                                                 ----------   ----------         ----------   ----------

Gross profit                                                         29,221       20,661            125,456      133,585

Selling, general, and administrative expenses                        15,574       12,122             50,142       48,306
Goodwill and trademark amortization                                   1,145        1,145              4,577        4,577
Recovery of import duties, net                                            -            -              (370)        (453)
                                                                 ----------   ----------         ----------   ----------

OPERATING INCOME                                                     12,502        7,394             71,107       81,155

Interest expense                                                      1,122        1,473              4,362        6,063
Gain on sale of aircraft                                            (2,882)            -            (2,882)            -
Other, net                                                               73        (276)            (1,086)        (648)
                                                                 ----------   ----------         ----------   ----------

INCOME BEFORE INCOME TAXES                                           14,189        6,197             70,713       75,740

INCOME TAXES                                                          5,605        1,979             27,932       29,796
                                                                 ----------   ----------         ----------   ----------

NET INCOME (1)                                                   $    8,584   $    4,218         $   42,781   $   45,944
                                                                 ----------   ----------         ----------   ----------
                                                                 ----------   ----------         ----------   ----------

NET INCOME PER SHARE                                                  $ .43        $ .20             $ 2.06       $ 2.13
                                                                      -----        -----             ------       ------
                                                                      -----        -----             ------       ------

NET INCOME PER SHARE ASSUMING DILUTION (1)                            $ .42        $ .19             $ 2.05       $ 2.11
                                                                      -----        -----             ------       ------
                                                                      -----        -----             ------       ------

OPERATING CASH FLOW (2)                                          $   16,970   $    9,263         $   81,683   $   88,101
                                                                 ----------   ----------         ----------   ----------
                                                                 ----------   ----------         ----------   ----------



(1) Net income for the quarter ended January 3, 1998, excluding the effect of the $2,882 pretax gain on sale of aircraft, was $6,841 or $.34 per share assuming dilution. Net income for the year ended January 3, 1998, excluding the effect of the $370 pretax recovery of import duties and the $2,882 pretax gain on sale of aircraft, was $40,814 or $1.95 per share assuming dilution. Net income for the year ended December 28, 1996, excluding the effect of the $453 pretax recovery of import duties, was $45,669 or $2.10 per share assuming dilution.

(2) Earnings before interest, income taxes, depreciation and amortization expenses.